                                                                    EXHIBIT 24.2

DELOITTE &
    TOUCHE
__________                   ___________________________________________________
                             Suite 2000                Telephone: (604) 669-4466
                             1055 Dunsmuir Street      Facsimile: (604) 685-0395
                             P.O. Box 49279
                             Four Bentall Centre
                             Vancouver, British Columbia
                             V7X 1P4


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


Univar Corporation


As independent public accountants, we hereby consent to the incorporation by reference in Form 10-K, of our report dated April 14, 1993, on the statements of income and retained earnings and changes in financial position of Van Waters & Rogers Ltd. for the year ended February 28, 1993.


                                          Deloitte & Touche
Vancouver, British Columbia               Chartered Accountants
May 26, 1995